UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


Date of Report (Date of earliest event reported) February 25, 2005

RESIDENTIAL FUNDING MORTGAGE SECURITIES I, INC. (as company under a Pooling and Servicing Agreement, dated as of February 1, 2005, providing for, inter alia, the issuance of Mortgage Pass-Through Certificates, Series 2005-S1)

                 Residential Funding Mortgage Securities I, Inc.
             (Exact name of registrant as specified in its charter)


             DELAWARE                    333-106093               75-2006294
   (State or Other Jurisdiction         (Commission            (I.R.S. Employer
        of Incorporation)               File Number)         Identification No.)


8400 Normandale Bake Blvd.
Suite 250
Minneapolis, Minnesota                                             55437
(Address of Principal                                            (Zip Code)
Executive Offices)


Registrant's telephone number, including area code, is (952) 857-7000



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Item 8.01.     Other Events.

               On February 25, 2005, Residential Funding Mortgage Securities I, Inc. caused the issuance and sale of the Mortgage Pass-Through Certificates Series 2005-S1, pursuant to the Pooling and Servicing Agreement, dated as of February 1, 2005, among Residential Funding Mortgage Securities I, Inc., as company, Residential Funding Corporation, as master servicer and U.S. Bank National Association, as Trustee.

Item 9.01.     Financial Statements and Exhibits.

               (a) Not applicable

               (b) Not applicable

               (c) Exhibits:

               10.1 Series Supplement, dated as of February 1, 2005, to the Standard Terms of Pooling and Servicing Agreement, dated as of December 1, 2004, among Residential Funding Mortgage Securities I, Inc., as company, Residential Funding Corporation, as master servicer, and U.S. Bank National Association, as trustee.



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                                   SIGNATURES


               Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                         RESIDENTIAL FUNDING MORTGAGE
                                         SECURITIES I, INC.



                                         By:   /s/ Heather Anderson
                                         Name: Heather Anderson
                                         Title:Vice President


Dated:  March 11, 2005



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                                     EXHIBIT